Business Combinations (Tables)	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Schedule of Pro Forma Information	The following unaudited supplemental pro forma financial information presents the Company’s consolidated results of operations for the years ended December 31, 2020 and 2019 as if the business combination had occurred on January 1, 2019:

	Year Ended December 31,
	2020	2019
Total net revenue	$625,413	$483,921
Net loss	(304,219)	(209,770)